Exhibit 32

           Certification Pursuant to 18U.S.C Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         Each of the undersigned hereby certifies, for the purposes of section 1350 of chapter 63 of title 18 of the United States Code, in his capacity as an officer of I.C. Isaacs & Company, Inc. ("Isaacs"), that, to his knowledge, the quarterly report on Form 10-Q of I.C. Isaacs & Company, Inc. for the period ended June 30, 2003, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such amendment to said report fairly presents, in all material respects, the financial condition and results of operation of Isaacs.


Dated:  August 14, 2003

                                          /S/  DANIEL J. GLADSTONE
                                          --------------------------------------
                                          Daniel J. Gladstone, President and CEO


                                          /S/ ROBERT J. CONOLOGUE
                                          --------------------------------------
                                          Robert J. Conologue, COO and CFO





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